SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934

                         Date of Report: April 21, 2004

                       Citizens South Banking Corporation
               (Exact Name of Registrant as Specified in Charter)

          Delaware                        0-23971                54-2069979
(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
      of incorporation)                                      Identification No.)

245 West Main Avenue, Gastonia, North Carolina                     28052
(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code: 704-868-5200

Item 5. Other Events

      On April 19, 2004, Citizens South Banking Corporation issued a press release to announce an increase in the quarterly dividend. The text of the press release is included as Exhibit 99 (b) to this report.

Item 7. Exhibits

99 Additional Exhibits:

      (a)   Earnings Press Release of Citizens South Banking Corporation

      (b)   Dividend Press Release of Citizens South Banking Corporation

Item 12. Results of Operations and Financial Condition

      On April 19, 2004, Citizens South Banking Corporation issued a press release to announce its results of operations for the quarters ended March 31, 2004 and 2003. The text of the press release and related financial supplements are included as Exhibit 99 (a) to this report. The information included in the text and financial supplements of the press releases is considered to be "furnished" under the Securities Exchange Act of 1934. The Company will include final financial statements and additional analyses for the quarters ended March 31, 2004, and 2003, as part of its Form 10-Q covering that period.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                      CITIZENS SOUTH BANKING CORPORATION


DATE: April 21, 2004                    By: /s/ Kim S. Price
                                            ------------------------------------
                                            Kim S. Price
                                            President and Chief Executive
                                            Officer


                                        By: /s/ Gary F. Hoskins
                                            ------------------------------------
                                            Gary F. Hoskins
                                            Chief Financial Officer